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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K



             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event Reported): September 23, 2003



                             SCHOLASTIC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                    000-19860                 13-3385513
(State or other jurisdiction of      (Commission               (IRS Employer
        incorporation)               File Number)            Identification No.)


    557 BROADWAY, NEW YORK, NEW YORK                                10012
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (212) 343-6100


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED  SEPTEMBER 23, 2003
------------------------------------------------------------------------------

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA
           FINANCIAL INFORMATION AND EXHIBITS


                  Exhibit
                  Number    Description of Document
                  ------    -----------------------

                  99.1 Press release of Scholastic Corporation, dated September 23, 2003.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 23, 2003, Scholastic Corporation issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for its quarter ended August 31, 2003.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be incorporated by reference into any of Scholastic's filings with the SEC under the Securities Act of 1933.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCHOLASTIC CORPORATION
                                        (Registrant)




Date:   September 23, 2003               /s/ Kevin J. McEnery
                                         --------------------
                                         Kevin J. McEnery
                                         Executive Vice President
                                         & Chief Financial Officer


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED  SEPTEMBER 23, 2003
EXHIBIT INDEX
--------------------------------------------------------------------------------



        Exhibit Number        Description of Document
        --------------        -----------------------


        Exhibit 99.1 Press release of Scholastic Corporation, dated September 23, 2003.